UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		January 25, 2002
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                                                        PEPCO
                                                                                                                                                                        Form 8-K

Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
12 23 99

Computation of Ratios

Consent of Independent Accountants

The 2001 consolidated financial statements of the Company and Subsidiaries, together with the report thereon of PricewaterhouseCoopers dated January 18, 2002; and Management's Discussion and Analysis of Consolidated Results of Operations and Financial Condition as well as selected financial data.

Filed herewith. Filed herewith. Filed herewith.

                                                                                       Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            Potomac Electric Power Company
                                                                                                                                  (Registrant)

                                                                                                          By:                    A.W. WILLIAMS
                                                                                                                             Andrew W. Williams
                                                                                                                       Senior Vice President and
                                                                                                                         Chief Financial Officer

January 25, 2002
      DATE

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